UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

HERTZ GLOBAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 18, 2016. Meeting Information HERTZ GLOBAL HOLDINGS, INC. Meeting Type: Annual Meeting For holders as of: March 25, 2016 Date: May 18, 2016 Time: 10:30 a.m. local time Location: Hertz’s Global Headquarters 8501 Williams Road Estero, Florida 33928 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. HERTZ GLOBAL HOLDINGS, INC. 8501 WILLIAMS ROAD ESTERO, FLORIDA 33928 See the reverse side of this notice to obtain proxy materials and voting instructions. E04506-Z67470

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: to VIEW or RECEIVE: PROXY STATEMENT 2015 ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. g XXXX XXXX XXXX XXXX g XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2016 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the boxmarked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. g XXXX XXXX XXXX XXXX E04507-Z67470

Voting Items The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. 2. Approval, by a non-binding advisory vote, of the named executive officers' compensation. 1. Election of the eight nominees identified in the Company's proxy statement to serve as directors until the next annual meeting of stockholders and until their successors are elected and qualify. 3. Approval of a potential amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split and authorize our Board of Directors to select the ratio of the reverse stock split as set forth in the amendment. Nominees: 1a. Carolyn N. Everson 4. Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2016. 1b. Samuel J. Merksamer 1c. Daniel A. Ninivaggi NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1d. David A. Barnes 2016 Annual Meeting Admission Ticket Hertz Global Holdings, Inc.’s 2016 Annual Meeting of Stockholders Wednesday, May 18, 2016, at 10:30 a.m. (local time) Hertz’s Global Headquarters 8501 Williams Road Estero, Florida 33928 Upon arrival, please present this admission ticket and photo identification at the registration desk. 1e. Carl T. Berquist 1f. Henry R. Keizer 1g. Linda Fayne Levinson 1h. John P. Tague E04508-Z67470

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